Offerings - Offering: 1	Sep. 10, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common stock, par value $0.01 per share
Amount Registered | shares	1,515,860
Proposed Maximum Offering Price per Unit	10.00
Maximum Aggregate Offering Price	$ 15,158,600.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,093.40
Offering Note	Estimated solely for the purpose of calculating the registration fee.